UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 4, 2011

INTRALINKS HOLDINGS, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-34832	20-8915510
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

150 East 42nd Street, 8th Floor, New York, NY		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(212) 543-7700

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On August 4, 2011, IntraLinks Holdings, Inc. (the “Company”) received a subpoena from the United States Securities and Exchange Commission (the “SEC”) requesting certain documents related to the Company’s business from January 1, 2011 through the present.  The Company intends to cooperate fully with the SEC with respect to its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 9, 2011

INTRALINKS HOLDINGS, INC.

By:	/s/ David G. Curran
David G. Curran
Executive Vice President, Business and Legal Affairs